Exhibit 99.1

Nissan Auto Receivables 2017-B Owner Trust

Asset-Backed Notes

Sample Receivables Agreed-Upon Procedures

Report To:

Nissan Auto Receivables Corporation II

Nissan Motor Acceptance Corporation

4 August 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Nissan Auto Receivables Corporation II

Nissan Motor Acceptance Corporation

One Nissan Way

Franklin, Tennessee 37067

Re:	Nissan Auto Receivables 2017-B Owner Trust (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Nissan Auto Receivables Corporation II (the “Depositor”), Nissan Motor Acceptance Corporation (the “Sponsor”), SG Americas Securities, LLC (“SG Americas”), Citigroup Global Markets Inc. (“Citi”), HSBC Securities (USA) Inc. (“HSBC”) and Lloyds Securities Inc. (“Lloyds,” together with the Depositor, Sponsor, SG Americas, Citi and HSBC, the “Specified Parties”), solely to assist the Depositor in evaluating the accuracy of certain information with respect to a pool of motor vehicle retail installment contracts and installment loans that are secured by new, near-new and used automobiles and light-duty trucks (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.	Labeled “BANKFILE1_PCOMB_D071817.txt” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to a pool of motor vehicle retail installment contracts and installment loans that are secured by new, near-new and used automobiles and light-duty trucks (the “Preliminary Receivables”) as of 30 June 2017 (the “Preliminary Cut-off Date”) that are expected to be representative of the Receivables,

ii.	Labeled “Auto Decision File 071917.xlsx” and the corresponding record layout and decode information (the “Preliminary Auto Decision Data File,” together with the Preliminary Data File, the “Provided Preliminary Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to the approval type characteristic for each Preliminary Receivable as of the Preliminary Cut-off Date,

b.	Imaged copies of:

i.	The motor vehicle retail installment sales contract, credit sale contract, correction notice and substitution agreement (collectively, and as applicable, the “Contract”),

ii.	The agreement to provide insurance, automobile insurance statement and agreement to furnish insurance policy (collectively, and as applicable, the “Insurance Agreement”),

iii.	Certain printed screen shots and payment histories from the Sponsor’s loan servicing system (the “System Screen Shots”) and

iv.	The certificate of title, lien and title information, notification of lien perfection, Maryland notice of security interest filing, title and registration receipt, notice of recorded lien, termination statement, notice of lien application, title information screen shot and lien holders release forms (collectively, and as applicable, the “Title,” together with the Contract, Insurance Agreement and System Screen Shots, the “Source Documents”)

relating to the Sample Receivables (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Statistical Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing, observing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Preliminary Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Preliminary Statistical Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Preliminary Data Files, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 August 2017

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 125 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables they instructed us to randomly select from the Preliminary Data File.

For the purpose of the procedures described in this report, the 125 Sample Receivables are referred to as Sample Receivable Numbers 1 through 125.

2.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Receivable on the Preliminary Data File with the corresponding:

a.	Approval type on the Preliminary Auto Decision Data File and

b.	Grace period which we were instructed by the Sponsor, on behalf of the Depositor, to calculate as the difference in months between the:

i.	Original first payment date (PRIN-DUE-DT)

and

ii.	Origination date (NOTE-DATE),

both as shown on the Preliminary Data File.

The Preliminary Data File, as appended, is hereinafter referred to as the “Preliminary Statistical Data File.”

3.	For each Sample Receivable:

a.	We compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Statistical Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.	We observed that the corresponding Contract contained a signature in the borrower signature section of the Contract. We performed no procedures to determine the validity of the signature contained on the Contract.

c.	We observed that the Sponsor or Infiniti Financial Services (“IFS”) was the named lien holder or owner on the Title, or that the lien holder or owner had assigned the motor vehicle securing the Sample Receivable to the Sponsor or IFS on the Title.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Statistical Data File Field Name	Source Document	Note(s)

Account number	ACCT-NO	System Screen Shots	i.

Origination date	NOTE-DATE	(a) Contract and System Screen Shots or (b) Insurance Agreement and System Screen Shots	ii., iii.

Model	MODEL	Contract and System Screen Shots

Original principal balance	ORIG-BAL	Contract and System Screen Shots

Annual percentage rate	APR	Contract and System Screen Shots

Monthly payment amount	PAYMENT	Contract

Number of scheduled payments	SCHED-PMTS	Contract

Customer state	CUST-STATE	Contract or System Screen Shots	iv., v.

Electronic contract (Y/N)	E-CONTRACT	Contract

VIN	VIN	Contract, System Screen Shots and Title

Model year	MODEL-YR	Contract, System Screen Shots and Title

Next payment due date	NEXT-DUE-DT	System Screen Shots	vi.

Current principal balance	CURR-BAL	System Screen Shots	vi.

Maturity date	MATURE-DATE	System Screen Shots

FICO score	FICO-CRED-SCORE	System Screen Shots

Approval type	Auto Decision	System Screen Shots	vii.

New or used	MD-CLASS	Contract or System Screen Shots	viii., ix., x.

Original first payment date	PRIN-DUE-DT	Contract	xi.

Remaining term to maturity	REM-TERM	Contract, System Screen Shots and recalculation	vi., xii.

Grace period	Grace period	Contract, System Screen Shots and recalculation	xiii.

Payment extension	NBR-EXT	System Screen Shots

Current delinquency status	STATUS-CODE	System Screen Shots	vi., xiv.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the origination date Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 4, 13, 36, 106, 108, 110, 111 and 119), the Sponsor, on behalf of the Depositor, instructed us to use the Contract and System Screen Shots as the Source Documents.

iii.	For the purpose of comparing the origination date Sample Characteristic for Sample Receivable Numbers 4, 13, 36, 106, 108, 110, 111 and 119, the Sponsor, on behalf of the Depositor, instructed us to use the Insurance Agreement and System Screen Shots as the Source Documents.

iv.	For the purpose of comparing the customer state Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 4, 30 and 104), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

v.	For the purpose of comparing the customer state Sample Characteristic for Sample Receivable Numbers 4, 30 and 104, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

vi.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cut-off Date. For the purpose of comparing the next payment due date, current principal balance, remaining term to maturity and current delinquency status Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cut-off Date.

vii.	The Sponsor, on behalf of the Depositor, instructed us not to perform any procedures relating to the approval type Sample Characteristic for Sample Receivable Numbers 34 and 85. The Sponsor, on behalf of the Depositor, indicated that System Screen Shots were not available for Sample Receivable Numbers 34 and 85 because they were paid off prior to the date that the System Screen Shots were provided.

We performed no procedures to determine the accuracy, completeness or reasonableness of this instruction provided by the Sponsor, on behalf of the Depositor.

Exhibit 1 to Attachment A

Notes: (continued)

viii.	For the purpose of comparing the new or used Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the new or used value, as shown on the Preliminary Statistical Data File, agreed with the corresponding new or used value, as shown on the Contract or System Screen Shots (as applicable, and in accordance with the methodology described below in notes ix. and x.) in accordance with the decode table that is shown below:

Preliminary Statistical Data File Value	Source Document Value
N	New
Z	Used

ix.	For the purpose of comparing the new or used Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 39 and 88), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

x.	For the purpose of comparing the new or used Sample Characteristic for Sample Receivable Numbers 39 and 88, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

xi.	For the purpose of comparing the original first payment date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- one day.

xii.	For the purpose of comparing the remaining term to maturity Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining term to maturity by subtracting the:

a.	Number of payments made, as shown on the System Screen Shots (and in accordance with the methodology describe above in note vi.),

from

b.	Number of scheduled payments, as shown on the Contract.

xiii.	For the purpose of comparing the grace period Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the grace period as the difference in months between the:

a.	Original first payment date, as shown on the Contract,

and

b.	Origination date, as shown on the System Screen Shots.

xiv.	For the purpose of comparing the current delinquency status Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a current delinquency status of “0,” as shown on the Preliminary Statistical Data File, if the days delinquent, as indicated on the System Screen Shots (and in accordance with note vi.), was less than 30 days as of the Preliminary Cut-off Date.

Exhibit 1 to Attachment A

Notes: (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Receivable Number	Sample Characteristic	Preliminary Statistical Data File Value	Source Document Value

2	Annual percentage rate	2.89%	2.82%

11	Origination date	9/29/2012	<Unable to determine>

14	Model	ALTIMA	NISSAN

69	New or used	N	Used

116	Origination date	1/7/2014	1/2/2014

Notes:

i.	The annual percentage rate Sample Characteristic for Sample Receivable Number 2, as shown on the Preliminary Statistical Data File, agreed to the annual percentage rate, as shown on the System Screen Shots, but did not agree to the annual percentage rate, as shown on the Contract.

ii.	The origination date Sample Characteristic for Sample Receivable Numbers 11 and 116, as shown on the Preliminary Statistical Data File, agreed to the origination date, as shown on the System Screen Shots, but did not agree to the origination date, as shown on the Contract.